U.S. GLOBAL ACCOLADE FUNDS



                                 MEGATRENDS FUND

                       STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus (Prospectus) dated February 28, 2002. The financial statements for the MegaTrends Fund for the year ended October 31, 2001, and the Report of Independent Auditors thereon, are incorporated by reference from the fund's Annual Report dated October 31, 2001. Copies of the prospectus and the fund's Annual Report may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229 or 1-800-US-FUNDS (1-800-873-8637). In addition, copies of the Prospectus are available online at www.usfunds.com.

The date of this Statement of Additional Information is February 28, 2002 as amended November 27, 2002

                                TABLE OF CONTENTS

                                                                           PAGE

GENERAL INFORMATION..........................................................1

FUND POLICIES................................................................1

INVESTMENT STRATEGIES AND RISKS..............................................2

PORTFOLIO TURNOVER...........................................................5

PORTFOLIO TRANSACTIONS.......................................................5

MANAGEMENT OF THE FUND.......................................................7

PRINCIPAL HOLDERS OF SECURITIES..............................................9

INVESTMENT ADVISORY SERVICES.................................................9

DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES............................11

DISTRIBUTION PLAN...........................................................12

CERTAIN PURCHASES OF SHARES OF THE FUND.....................................13

ADDITIONAL INFORMATION ON REDEMPTIONS.......................................13

CALCULATION OF PERFORMANCE DATA.............................................14

TAX STATUS..................................................................16

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR................................17

INDEPENDENT AUDITORS........................................................17

FUND COUNSEL................................................................17

COUNSEL TO INDEPENDENT TRUSTEES.............................................17

FINANCIAL STATEMENTS........................................................17

                               GENERAL INFORMATION

U.S. Global Accolade Funds (Trust) is an open-end management investment company and a business trust organized April 16, 1993, under the laws of the Commonwealth of Massachusetts. The MegaTrends Fund (fund) is a series of the Trust and represents a separate, diversified portfolio of securities. The fund commenced operations on October 21, 1991, and became a series of the Trust on November 16, 1996, pursuant to a plan of reorganization.

The assets received by the Trust from the issuance or sale of shares of the fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the fund. They constitute the underlying assets of the fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the Board. Upon liquidation of the Trust or the fund, shareholders of the fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                                  FUND POLICIES

The following information supplements the discussion of the fund's policies discussed in the fund's prospectus.

INVESTMENT RESTRICTIONS. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

Unless designated as such, none of the fund's policies is fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy or (2) more than 50% of the fund's outstanding shares.

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THE FUND MAY NOT:

1. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

3. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6. Engage in the business of underwriting securities, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

THE FUND MAY NOT:

1.    Pledge, mortgage, or hypothecate the assets of the fund.

2. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the fund may obtain such short term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

3. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

4.    Invest more that 15% of its net assets in securities that are illiquid.

                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the fund's investment strategies and risks in the fund's prospectus.

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the fund's control. The return and net asset value of the fund will fluctuate.

REAL ESTATE INVESTMENT TRUSTS. The fund may invest in real estate investment trusts (REITs), which may subject the fund to many of the same risks related to the direct ownership of real estate. These risks may include declines in the value of real estate, risks related to economic factors, changes in demand for real estate, change in property taxes and property operating expenses, casualty losses, and changes to zoning laws. REITs are also dependent to some degree on the capabilities of the REIT manager. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a portfolio's investment in that REIT.

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FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or the assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS. American Depository Receipts (ADRs) represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed to be investments in the underlying securities.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The fund may realize a loss equal to all or a portion of the price paid for the warrants or rights if the price of the underlying security decreases or does not increase by more than the amount paid for the warrants or rights.

COMMERCIAL PAPER AND OTHER MONEY MARKET INSTRUMENTS. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Sub-Adviser or Adviser, such note is liquid.

The fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings

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and Loan Insurance Corporation. The fund will only invest in bankers'
acceptances of banks having a short-term rating of A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. The fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. The fund may invest all or part of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser considers creditworthy.

TEMPORARY DEFENSIVE INVESTMENT. For temporary defensive purposes during periods that, in the Sub-Adviser's opinion, present the fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objectives.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The fund will segregate liquid securities in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these segregated assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The fund may invest up to 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted, subject to legal restrictions on resale or due to other factors that, in the Sub-Adviser's opinion, raise questions concerning the fund's ability to liquidate the securities in a timely and orderly way without substantial loss. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

SECURITIES LENDING. The fund may lend its portfolio securities to qualified dealers or other institutional investors. When lending securities, the fund will receive cash or U.S. Government obligations as collateral for the loan. The fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with high-quality liquid securities. Under the terms of the fund's current securities lending agreement, the fund's lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

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Lending portfolio securities exposes the fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality securities, with the fund's custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the fund could experience delays and costs in recovering the securities loaned.

BORROWING. The fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The fund may deal with unpredictable cash flows by borrowing money. Through such borrowings the fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that the fund borrows money prior to selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

                               PORTFOLIO TURNOVER

The fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Sub-Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Taxes").

PORTFOLIO TURNOVER

For the fiscal periods shown below, the fund's portfolio turnover rate was:

                FISCAL PERIOD             PORTFOLIO TURNOVER
         -----------------------------    ------------------
         Year ended October 31, 2001             109%
         Year ended October 31, 2000             168%

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund and the placing of the fund's securities transactions and negotiation of commission rates, where applicable, are made by Leeb Capital Management, Inc. (Sub-Adviser) and are subject to review by the fund's Adviser and Board of Trustees of the fund. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best execution for the fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the

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broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

For the fiscal periods shown below, the fund paid brokerage fees as follows:

                FISCAL PERIOD             BROKERAGE FEES
        ---------------------------       --------------
        Year ended October 31, 2001           $63,330
        Year ended October 31, 2000           $83,550
        Year ended October 31, 1999           $60,391

The fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Affiliates of the fund or of the Sub-Adviser may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. Until November 1999, the Sub-Adviser owned a limited partnership interest in Brimberg & Co., L.P. (Brimberg), a registered broker-dealer.

The Sub-Adviser may use research services provided by and place securities transactions with Leeb Brokerage Services, L.L.C., an affiliated broker-dealer of the Sub-Adviser, if the commissions are fair, reasonable and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Leeb Brokerage Services, L.L.C. was established in April 1999.

During the fiscal periods shown below, the fund paid Brimberg Brokerage and Leeb Brokerage Services, L.L.C. the following commissions:

                                                           LEEB
       FISCAL PERIOD           BRIMBERG    PERCENTAGE    BROKERAGE    PERCENTAGE
---------------------------    --------    ----------    ---------    ----------
Year ended October 31, 2001      $  0          0%         $54,705        86%
Year ended October 31, 2000      $  0          0%         $76,903        92%
Year ended October 31, 1999      $180        .30%         $21,067        35%

During the year ended October 31, 2000 and 2001, 100% of the brokerage fees were paid to brokers or dealers who provided research services to the Sub-Adviser.

The fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. In order for an affiliated broker to effect such transactions for the fund, the commissions, fees, or other remuneration received by such affiliated broker must be reasonable and fair, compared with the commissions, fees, or other remuneration paid to other brokers in comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period. This standard would allow the affiliated broker to receive no more than the remuneration that an unaffiliated broker would receive in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees, or other remuneration paid to an affiliated broker are consistent with this standard. In addition, the Sub-Adviser has represented that commissions received by either Brimberg or Leeb Brokerage Services, L.L.C. from the fund are excluded when calculating the profit of the Sub-Adviser and/or Dr. Leeb, as a Brimberg limited partner or as a member of Leeb Brokerage Services, L.L.C.

Generally, the fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the fund may be purchased directly from the issuer. However, the Adviser or Sub-Adviser may occasionally purchase securities that are not listed on a national securities exchange or quoted on Nasdaq-AMEX, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Sub-Adviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactionsif the Adviser or Sub-Adviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

The Adviser and Sub-Adviser are specifically authorized to select brokers who also provide brokerage and research services to the fund and/or other accounts over which the Adviser or Sub-Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's or Sub-Adviser's overall responsibilities with respect to the fund and to accounts over which they exercise investment discretion.

Research services include securities and economic analysis, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the fund and the Adviser or Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the fund effects securities transactions may be used by the Adviser or Sub-Adviser in servicing all of its accounts and not all such services may be used by the Adviser or Sub-Adviser in connection with the fund.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as executive and audit committee members. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.


                               TRUST
   NAME AND ADDRESS          POSITION     AGE         PRINCIPAL OCCUPATION
------------------------  -------------   ---    -------------------------------
J. Michael Belz           Trustee         49     President and Chief Executive
1635 NE Loop 410                                 Officer of Catholic Life
San Antonio, TX 78209                            Insurance from 1984 to present.

Richard E. Hughs          Trustee         65     Business consultant. Professor
11 Dennin Drive                                  Emeritus since September 2001;
Menands, NY 12204                                Professor, School of Business,
                                                 State University of New York at
                                                 Albany from 1990 to 2001;
                                                 Director of the MBA program,
                                                 1996 - 2001; Director of the
                                                 Institute for the Advancement
                                                 of Health Care Management, 1994
                                                 - 1996; Dean, School of
                                                 Business 1990-1994. Corporate
                                                 Vice President, Sierra Pacific
                                                 Resources, Reno, NV, 1985-1990.
                                                 Dean and Professor, College of
                                                 Business Administration,
                                                 University of Nevada, Reno,
                                                 1977-1985. Associate Dean,
                                                 Stern School of Business, New
                                                 York University, New York City,
                                                 1970-1977.

Clark R. Mandigo          Trustee         58     Restaurant operator, business
1250 NE Loop 410                                 consultant since 1991. From
Suite 900                                        1985 to 1991, President, Chief
San Antonio, TX                                  Executive Officer, and Director
78209                                            of Intelogic Trace, Inc., a
                                                 nationwide company that sold,
                                                 leased and maintained computers
                                                 and telecommunications systems
                                                 and equipment. Prior to 1985,
                                                 President of BHP Petroleum
                                                 (Americas), Ltd., an oil and
                                                 gas exploration and development
                                                 company. Director of Lone Star
                                                 Steakhouse & Saloon, Inc. and
                                                 Horizon Organic Holding
                                                 Corporation. Trustee for
                                                 Pauze/Swanson United Services
                                                 Funds from November 1993 to
                                                 February 1996.

                               TRUST
   NAME AND ADDRESS          POSITION     AGE         PRINCIPAL OCCUPATION
------------------------  -------------   ---    -------------------------------
Frank E. Holmes *         Trustee,        46     Chairman of the Board of
                          President,             Directors and Chief Executive
                          Chief                  Officer and Chief Investment
                          Executive              Officer of the Adviser. Since
                          Officer, Chief         October 1989, Mr. Holmes has
                          Investment             served and continues to serve
                          Officer                in various positions with the
                                                 Adviser, its subsidiaries, and
                                                 the investment companies it
                                                 sponsors. Director of Franc-Or
                                                 Resource Corp. from November
                                                 1994 to November 1996 and from
                                                 June 2000 to present. Director
                                                 of Adventure Capital Limited
                                                 from January 1996 to July 1997
                                                 and Director of Vedron Gold,
                                                 Inc. from August 1996 to March
                                                 1997. Director of 71316
                                                 Ontario, Inc. since April 1987
                                                 and of F. E. Holmes
                                                 Organization, Inc. since July
                                                 1978. Director of Marleau,
                                                 Lemire Inc. from January 1995
                                                 to January 1996. Director of
                                                 United Services Canada, Inc.
                                                 from February 1995 to November
                                                 1997 and Chief Executive
                                                 Officer from February to August
                                                 1995.

Susan B. McGee            Executive Vice  42     President, Corporate Secretary
                          President,             and General Counsel of the
                          Secretary,             Adviser. Since September 1992,
                          General Counsel        Ms. McGee has served and
                                                 continues to serve in various
                                                 positions with the Adviser, its
                                                 subsidiaries, and the
                                                 investment companies it
                                                 sponsors.

Bobby D. Duncan           Treasurer       44     Chief Financial Officer and
                                                 Chief Operating Officer of the
                                                 Adviser since December 2000.
                                                 Mr. Duncan previously served in
                                                 various positions with the
                                                 Adviser, its subsidiaries, and
                                                 the investment companies it
                                                 sponsors from January 1985
                                                 through May 1997. President and
                                                 owner of IMFS, Inc. from
                                                 January 1998 to present.
                                                 Professor at Sul Ross State
                                                 University from August 2000 to
                                                 December 2000. Chief Financial
                                                 Officer of Robbins Research
                                                 International from October 1999
                                                 to May 2000.

Elias Suarez              Vice President  40     Vice President of the Adviser.
                                                 Since March of 1992, Mr. Suarez
                                                 served and continues to serve
                                                 in various positions with the
                                                 Adviser and its subsidiaries.

* Mr. Holmes is an interested trustee.

COMPENSATION TABLE

                         TOTAL COMPENSATION FROM U.S. GLOBAL         TOTAL COMPENSATION FROM U.S. GLOBAL
      NAME                ACCOLADE FUNDS1 TO BOARD MEMBERS             FUND COMPLEX2 TO BOARD MEMBERS
------------------        --------------------------------             ------------------------------
J. Michael Belz,                       $20,000                                     $20,000
  Trustee
Frank E. Holmes,                       $     0                                     $     0
  Trustee, President,
  CEO, CIO
Richard Hughs,                         $24,000                                     $24,000
  Trustee


                         TOTAL COMPENSATION FROM U.S. GLOBAL         TOTAL COMPENSATION FROM U.S. GLOBAL
      NAME                ACCOLADE FUNDS1 TO BOARD MEMBERS             FUND COMPLEX2 TO BOARD MEMBERS
------------------        --------------------------------             ------------------------------
Clark R. Mandigo,                      $18,000                                     $43,700
Trustee
---------------------------
1  Includes compensation related to three fund portfolios.

2  Total compensation paid by the U.S. Global Fund complex for the period ended
   October 31, 2001. As of this date, there were fourteen fund portfolios in the complex. Mr. Holmes and Mr. Mandigo serve on all fourteen funds; Mr. Belz and Dr. Hughs serve on three fund portfolios.


CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

                         PRINCIPAL HOLDERS OF SECURITIES

As of January 28, 2002, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the fund. As of February, no person owned of record, or beneficially, more than 5% of the outstanding shares of the fund.

                          INVESTMENT ADVISORY SERVICES

The fund's investment advisor is U.S. Global Investors, Inc., a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, and amended November 15, 1996. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, and Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the fund's prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and Trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for a part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.

MANAGEMENT FEES

For the fiscal periods shown below, the fund paid the Adviser the following advisory fees (net of expenses paid by the Adviser or voluntary fee reimbursements):

               FISCAL PERIOD                         MANAGEMENT FEE
        ---------------------------                  --------------
        Year ended October 31, 2001                      $170,680
        Year ended October 31, 2000                      $174,599
        Year ended October 31, 1999                      $194,271

The Trust pays all other expenses for its operations and activities. The fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and Trustee meetings, expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

The Trust and the Adviser, in connection with the fund, have entered into a sub-advisory agreement with Leeb Capital Management, Inc. (Sub-Adviser). In connection with such services, the Adviser pays the Sub-Adviser; therefore, the fund is not responsible for the Sub-Adviser's fee. The management fee paid to the Sub-Adviser is paid by the Adviser out of its management fee and does not increase the expenses of the fund. The Advisor pays the Sub-Advisor 50 percent of the of the one percent management fee received from the fund net of any mutually agreed upon fee waivers, expense caps and reimbursements, if any. In addition, the Advisor and the Sub-Advisor will share expenses associated with marketing the fund's shares equally to the extent such marketing expenses exceed the 12b-1 plan expenditures by the fund.

For the fiscal periods shown below, the Adviser paid the Sub-Adviser the following sub-adviser fees:

               FISCAL PERIOD                         SUB-ADVISER FEE
        ---------------------------                  ---------------
        Year ended October 31, 2001                      $ 85,340
        Year ended October 31, 2000                      $ 87,300
        Year ended October 31, 1999                      $ 97,136

The advisory agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the fund and was submitted for approval by shareholders of the fund at the initial meeting of shareholders. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to the fund, as long as it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the fund (as defined in the Investment Company Act of 1940 [1940 Act]) or by the Board of Trustees of the Trust, and
(ii) a vote of a majority of the Trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

In addition to advising client accounts, the Adviser invests in securities for its own account. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with its clients when trading for its own account. The Adviser's investment objective and strategies are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalizations. In general, the Adviser invests in start-up companies in the natural resources or technology fields.

SUB-ADVISER DISCIPLINARY HISTORY. Dr. Leeb and the Sub-Adviser have consented to, without admitting or denying any of the charges, two SEC orders. The order dated January 16, 1996, related to certain advertisements for a newsletter edited by Dr. Leeb. Dr. Leeb was neither the owner nor the publisher of the newsletter. The order dated July 4, 1995, related to certain recordkeeping requirements and requirements governing client solicitations. Considered jointly, the orders allege that Dr. Leeb and other respondents willfully violated, or aided and abetted violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Advisers Act of 1940. Dr. Leeb and the other respondents agreed to certain remedial sanctions including censure, cease and desist orders, payment of civil money penalties, and the implementation of certain procedures to ensure their compliance with the federal securities laws. Neither the MegaTrends Fund nor the predecessor fund was a party to either proceeding.

Three states issued orders against the Sub-Adviser for conducting advisory business in their states without prior registration as an investment adviser. The Sub-Adviser agreed to cease and desist such practice, paid fines, and registered in each state.

                DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the fund and distributing the fund's shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners, and other financial representatives for the sale of the fund's shares. Following such sales, the fund will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the Prospectus and/or herein with respect to the fund's shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the portfolios of the Trust, including the fund, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing Prospectuses, SAIs, and any supplements thereto, sent to existing holders of the fund's shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, SAIs and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD), if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and (ii) amounts payable under the Distribution Plan exceeds 0.25% of the fund's average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the fund to pay United Shareholder Services, Inc. (USSI) an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the fund pays to USSI a monthly fee equal to one-twelfth (1/12) of 12.5 basis points (.00125) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees, in lieu of the annual fee of $23.00 per account, are paid to such institutions by USSI for their services. In addition, the fund bears certain other transfer agent expenses such as the costs of record retention and postage, internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as the funds dividend-paying agent. For the fiscal year ended October 31, 2001, the fund paid a total of $29,958 for transfer agency fees and expenses.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, has maintained the books and records of the Trust and of each fund since November 1997.

FUND ACCOUNTING EXPENSES

For the fiscal periods shown below, the fund paid Brown Brothers Harriman & Co. the following amounts for portfolio accounting services:

                                                        FEES TO
                                                      BROWN BROTHERS
               FISCAL PERIOD                          HARRIMAN & CO.
        ---------------------------                   --------------
        Year ended October 31, 2001                      $40,000
        Year ended October 31, 2000                      $40,000
        Year ended October 31, 1999                      $42,159

A&B Mailers, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. For the fiscal year ending October 31, 2001, the fund paid A&B Mailers, Inc. $7,156 for mail handling services.

                                DISTRIBUTION PLAN

In 1996, the fund adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, which includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the fund, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of the fund's net assets annually. For the fiscal year ended October 31, 2001, the fund paid a total of $37,207 in distribution fees. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods if the 0.25% limitation is never exceeded.

Expenses of the fund in connection with the Distribution Plan paid in the fiscal year ended October 31, 2001, are set forth in the table below.

 ADVERTISING     PROSPECTUS    DISTRIBUTION      COMPENSATION TO      TRAVEL & PROMOTION       POSTAGE &
& LITERATURE      PRINTING         FEES          BROKER/DEALERS            EXPENSES             MAILING
------------      --------         ----          --------------            --------             -------
   $19,228         $4,312         $2,836             $8,211                 $1,807               $314

There were no unreimbursed expenses incurred under the Distribution Plan during the fiscal year ended October 31, 2001, which will be carried over to future years. The fund is not legally obligated to pay any unreimbursed expenses if the Distribution Plan is terminated.

U.S. Global Brokerage, Inc., the principal underwriter for distribution of the fund's shares, and its affiliated persons, including Frank Holmes and Elias Suarez have a direct or indirect financial interest in the operation of the fund's Distribution Plan and related Distribution Agreement.

Expenses that the fund incurs pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. The Distribution Plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties, there is reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders. The Distribution Plan may be terminated anytime by a majority vote of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.

                     CERTAIN PURCHASES OF SHARES OF THE FUND

The following information supplements the discussion of how to buy fund shares as discussed in the fund's prospectus.

Shares of the fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by ading the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be restricted in any way as to resale or be otherwise illiquid;

2.   Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the New York Stock Exchange ( NYSE), or Nasdaq-American Stock Exchange (Nasdaq-AMEX);

4. Any securities so acquired by the fund will not comprise more than 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6.   The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish (either in writing or by telephone) a list to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section titled NET ASSET VALUE in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

The following information supplements the discussion of how to redeem fund shares as discussed in the fund's prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, which makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the fund during any 90-day period for any one shareholder. Any shareholder of the fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the fund.

                         CALCULATION OF PERFORMANCE DATA

The performance quotations described below are based on historical earnings and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURN. The fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  n
                            P(1+T)  = ERV

        Where: P   = a hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods

The calculation assumes that (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and (c) all recurring fees charged to all shareholder accounts are included.

CALCULATION OF PERFORMANCE DATA

The average annual total return for the fund for the periods ended October 31, 2001, are as follows:

        1 Year................................................(17.40)%
        5 Years.................................................6.20%
        10 Years................................................7.58%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS): The fund may advertise performance in terms of average annual total return (after taxes on distributions) for 1-, 5- and 10-year periods, or for such lesser periods as the fund has been in existence. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                                 P(1+T) = ATV
                                             D

        Where: P    = A hypothetical initial payment of $1,000
               T    = average annual total return (after taxes on
                      distributions)
               N    = number of years
               ATVD = ending value of a  hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods, after taxes on fund distributions but not after taxes on redemption.

The calculation assumes that (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by the fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, and (d) all recurring fees charged to all shareholder accounts are included.

The average annual total return (after taxes on distributions) for the fund for the periods ended October 31, 2001, is as follows:

        1 Year ...............................................(19.21)%
        5 Years ................................................3.49%
        10 Years................................................5.33%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION): The fund may advertise performance in terms of average annual total return (after taxes on distributions and redemption) for 1-, 5- and 10-year periods, or for such lesser periods as the fund has been in existence. Average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

        Where: P     = A hypothetical initial payment of $1,000
               T     = average annual total return (after taxes on
                       distributions and redemption)
               N     = number of years
               ATVDR = ending value of a  hypothetical  $1,000  payment
                       made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods, after taxes on fund distributions and redemption

The calculation assumes that (a) all charges are deducted from the initial $1,000 payment, (b) all dividends and distributions by the fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (c) the taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, (d) all recurring fees charged to all shareholder accounts are included, and (e) capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added.

The average annual total return (after taxes on distributions and redemption) for the fund for the periods ended October 31, 2001, is as follows:

        1 Year ................................................(8.75)%
        5 Years ................................................4.52%
        10 Years................................................5.60%

NONSTANDARDIZED TOTAL RETURN. The fund may provide the above described standard average annual total return results for a period that ends not earlier than the most recent calendar quarter end and begins either twelve months before or at the time of commencement of the fund's operations. In addition, the fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under AVERAGE ANNUAL TOTAL RETURN except that no annualization is made.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT. From time to time, the Adviser has limited expenses, and without such limit, the fund's returns would have been less.

                                   TAX STATUS

TAXATION OF THE FUND - IN GENERAL. The fund qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, the fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders if the fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, the fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (90% test); and (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending October 31 of the calendar year, and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS. The fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, or December and paid to shareholders of record in such a month, will be deemed to have been received December 31, if the fund pays the dividends during the following January.

Distributions by the fund will result in a reduction in the fair market value of the fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the fund just before a distribution. The price of shares purchased then includes the amount of any forthcoming distribution. Investors purchasing the fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of the fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U.S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

FOREIGN TAXES. Income received by the fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If the fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the

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Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

                  CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Beginning November 1997 Brown Brothers Harriman & Co. began serving as custodian, fund accountant and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to sub-custody arrangements separately approved by the Trust.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, audit and report on the fund's annual financial statements, review certain regulatory reports and the fund's federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Trust.

                                  FUND COUNSEL

General Counsel to the Adviser, also serves as General Counsel to the Trust. The Adviser is reimbursed for time spent by the Adviser's staff attorneys on matters pertaining to the Trust. Pursuant to this arrangement, the fund reimbursed the Adviser $4,128 during the fiscal year ended October 31, 2001.

                         COUNSEL TO INDEPENDENT TRUSTEES

Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent Trustees of the Trust.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2001, are hereby incorporated by reference from the U.S. GLOBAL ACCOLADE FUNDS 2001 ANNUAL REPORT TO SHAREHOLDERS dated October 31, 2001. The Trust will promptly provide a copy of the financial statements, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637
or (210) 308-1234.

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